                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 13, 2005

                           LONG BEACH SECURITIES CORP.

            (as depositor under the Pooling and Servicing Agreement,
             dated as of July 1, 2005, providing for the issuance of
                   Asset-Backed Certificates, Series 2005-WL1)

             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                   333-109318
                            (Commission File Number)

             Delaware                                    33-0917586
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
        incorporation)

         1400 South Douglass Road, Suite 100, Anaheim, California 92806
             (Address of principal executive offices, with zip code)

                                 (714) 939-5200
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Description of the Certificates and the Mortgage Pool

          As of the date hereof, Long Beach Securities Corp. (the "Registrant") has caused to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement to its Prospectus, dated February 10, 2004, in connection with the Registrant's issuance of a series of certificates, entitled Long Beach Mortgage Loan Trust 2005-WL1, Asset-Backed Certificates, Series 2005-WL1 (the "2005-WL1 Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of July 1, 2005, among the Registrant as depositor (the "Depositor"), Long Beach Mortgage Company as master servicer ("Master Servicer") and Deutsche Bank National Trust Company as trustee. The Registrant, Master Servicer, Greenwich Capital Markets, Inc. and WaMu Capital Corp. (together, Greenwich Capital Markets, Inc. and WaMu Capital Corp. are the "Underwriters") have entered into an Underwriting Agreement dated as of July 13, 2005 for the purchase of the Class I-A1 Certificates, the Class II-A1 Certificates, the Class II-A2 Certificates, the Class II-A3 Certificates, Class II-A4 Certificates, the Class III-A1 Certificates, the Class III-A2 Certificates, the Class III-A3 Certificates, the Class I/II-M1 Certificates, the Class I/II-M2 Certificates, the Class I/II-M3 Certificates, the Class I/II-M4 Certificates, the Class I/II-M5 Certificates, the Class I/II-M6 Certificates, the Class I/II-M7 Certificates, the Class I/II-M8 Certificates, the Class I/II-M9 Certificates, the Class I/II-M10 Certificates, the Class III-M1 Certificates, the Class III-M2 Certificates, the Class III-M3 Certificates, the Class III-M4 Certificates, the Class III-M5 Certificates, the Class III-M6 Certificates, the Class III-M7 Certificates, the Class III-M8 Certificates and the Class III-M9 Certificates (the "Underwritten Certificates"). The 2005-WL1 Certificates will represent in the aggregate the entire beneficial ownership interests in a trust fund (the "Trust Fund") consisting primarily of two pools of fixed rate and adjustable rate residential mortgage loans (the "Mortgage Loans").

Computational Materials

          The Underwriters have advised the Registrant that they have furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials", in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Underwritten Certificates and terms of certain classes of Underwritten Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Underwritten Certificates under certain assumptions and scenarios.

          The Computational Materials have been provided by the Underwriters. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

          The Computational Materials were prepared by the Underwriters at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.


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

Item 9.01 Financial Statements and Exhibits

          (a)  Financial Statements.
               Not applicable.

          (b)  PRO FORMA Financial Information.
               Not applicable.

          (c)  Exhibits


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

              Item 601(A) of
              Regulation S-K
Exhibit No.     Exhibit No.                      Description
-----------     -----------                      -----------
     1             99.1        Computations Materials (as defined in Item 8.01)
                               that have been provided by Goldman, Sachs & Co.
                               and WaMu Capital Corp. to certain prospective
                               purchasers of Long Beach Mortgage Loan Trust
                               Asset-Backed Certificates, Series 2005-2.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LONG BEACH SECURITIES CORP.


Date: July 13, 2005                     By: /s/ James Mark
                                            ------------------------------------
                                        Name: James Mark
                                        Title: Authorized Officer

Index to Exhibits

                                                                    Sequentially
Exhibit No.                        Description                     Numbered Page
-----------   --------------------------------------------------   -------------
   99.1       Computations Materials (as defined in Item 8.01)           7
              that have been provided by Greenwich Capital
              Markets, Inc. and WaMu Capital Corp. to certain
              prospective purchasers of Long Beach Mortgage Loan
              Trust Asset-Backed Certificates, Series 2005-WL1


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